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Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350*

        Pursuant to 18 U.S.C. § 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002 (Public Law 107-204), the undersigned, Tom Kidd, the Chief Executive Officer of ASGA, Inc., a Nevada corporation (the "Company"), hereby certifies that:

        (1)  The Company's Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        This Certification is signed on November 19, 2002.

/s/ TOM KIDD Tom Kidd Chief Executive Officer and Chief Financial Officer ASGA, Inc.

*
Enacted by Section 906 of the Sarbanes-Oxley Act of 2002, Public Law 107-204.

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  Exhibit 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. § 1350